UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2025

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2025, the Mammoth Energy Services, Inc. (the “Company”) board of directors (the “Board”) appointed Phil Lancaster as a non-independent voting member of the Board effective July 1, 2025. Mr. Lancaster is currently the Company’s Chief Executive Officer (“CEO”). As previously announced in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 5, 2025, Mr. Lancaster resigned from his CEO position effective June 30, 2025. Mr. Lancaster’s full biography is included in the Company’s definitive proxy statement on Schedule 14A, filed by the Company with the SEC on April 28, 2025, and is incorporated into this Item 5.02 by reference.

In connection with Mr. Lancaster’s appointment to the Board, he is entitled to receive the annual compensation generally given to the Company’s non-employee directors for his services on the Board (prorated for the dates of service). The Company’s non-employee directors are entitled to receive an annual retainer in the amount of $50,000, plus a payment of $5,000 for each meeting attended over the four regularly scheduled meetings per year.

Also on June 24, 2025, the Board determined Arthur Amron, the chairman of the Board, meets the standards regarding independence set forth in the Nasdaq listing standards and is free of any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out his responsibilities as a director of the Company. As such, effective July 1, 2025, four of the Company’s six directors, comprising the majority of the Board, meet the independence standards.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	June 30, 2025	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary